First-in-disease therapies for patients with rare diseases Q2 2026 Financial Results & Corporate Update August 4, 2026

Forward Looking Statements This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (“the Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the Company’s future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the Company’s current and prospective product candidates and any additional indications or platform candidates, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the Company's expectations regarding the benefits of orphan drug designation and potential benefit of orphan drug exclusivity for QTORIN™ rapamycin for the treatment of microcystic lymphatic malformations, the Company's ability and the ability of third-party manufacturers the Company engages to optimize and scale manufacturing, the strength of the Company's intellectual property portfolio, and projections of the Company’s future ﬁnancial results and other metrics. 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Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the Company to grow and manage growth, maintain relationships with suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property. 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Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. 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Leadership in Addressing Rare Skin Diseases and Vascular Malformations: Late-stage Pipeline and QTORIN™ Platform



Microcystic Lymphatic Malformations: Advancing Towards Potential **1H 2027 Approval**

Completed Pre-NDA meeting with FDA; granted rolling review

First module of NDA submitted; completion of submission on track for **2H 2026**

Veteran commercial leadership recruited; launch planning accelerating

Cutaneous VMs



Positive Phase 2 data; **Phase 3 study initiation on track for Q4 2026**

Angiokeratomas



Phase 2 LOTU study enrolling; **Top-line results on track for 2H 2027**

DSAP



Strengthened IP with Yale-licensed U.S. patent; **Planned Phase 2 initiation in 2H 2026**

Pipeline Expansion


QTORIN™
PLATFORM

Planned expansion to **three drug candidates across six indications by year-end 2026**

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palvella THERAPEUTICS

Palvella: Driving the Next Wave of Innovation in Under-Appreciated Rare Skin Diseases and Vascular Malformations

	Microcystic LMs	Cutaneous VMs	Clinically Significant Angiokeratomas	Disseminated Superficial Actinic Porokeratosis
Diagnosed **US Prevalence** (Estimated)[1]	30k+	75k+	50k+	50k+
Number of **FDA Approved** Therapies	None			
% Physicians Who Would Consider QTORIN™ as **First-line Therapy** (Market Research)[2]	> 80%			

4

1. Clarity Pharma, Trinity Life Sciences, MedaCorp, and ZS Associates. 2. MedaCorp market research.

palvella THERAPEUTICS

QTORIN™ Rapamycin: Fourth Indication Announcement in 2H 2026

Pipeline-in-a-product strategy expands addressable U.S. patient pool by 10x beyond initial indication



= 5k
30k+
Microcystic LMs
75k+
Cutaneous VMs
50k+[1]
Clinically Significant Angiokeratomas
200k+
Additional Potential Future Indications[2]
TODAY
FUTURE
Estimated timeline for potential regulatory approval
2027
2029
2031+
2032+

palvella THERAPEUTICS

5

1. Clarity Pharma research (July 2025), n=643 physicians surveyed. 2. Lapa et al., *Journal of Cutaneous Medicine and Surgery*, (2025).

QTORIN™ Rapamycin for Microcystic LMs: 1 1 2 2 2 3 2 4 2 5 RECRUIT AND DEPLOY Veteran Leadership Team POSITION AS Potential First Approved Therapy FIRST-LINE & STANDARD OF CARE ACTIVELY ENGAGE Physicians INCLUDING AT VASCULAR ANOMALY CENTERS BUILDING Patient Services Team FOR PATIENT ACCESS AND COVERAGE INVESTING Strong Balance Sheet TO ACCELERATE COMMERCIAL READINESS Pre-Launch Initiatives Informed by Successful First-in-Disease Orphan Drug Precedents

Leadership Executing on Key Pre-Launch Initiatives

1



Ashley Kline
Chief Commercial Officer

Led Oxervate® to >$500M; commercial leadership roles at Dompé and Genentech



Jen McDonough
SVP Market Access

Led VYJUVEK® market access; former SVP, Patient Access, Analytics & Operations at Krystal Biotech



Kent Taylor
SVP Sales

Led U.S. sales for ZORYVE® at Arcutis; built sales organization supporting OPZELURA® at Incyte



Vimal Patel, PharmD
SVP Medical Affairs

Led dermatology medical affairs at Incyte



Peter Finlayson
VP Marketing

Former Genentech marketing leader with extensive orphan disease and launch experience

Partnering with world-class executive search firms to recruit top talent

Sales force planned at ~40 reps (upper end of prior ~20-40 rep range) to strengthen launch execution, field coverage, physician education, and patient access from day one

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palvella THERAPEUTICS

QTORIN™ Rapamycin: Opportunity to be First Approved Therapy, First-Line and Standard of Care in Microcystic LMs Targets underlying mTOR pathobiology QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Highly statistically significant across primary, key secondary, and all four secondary endpoints (all p<0.001) Favorable safety profile potentially allowing for chronic therapy QTORIN™ 3.9% Rapamycin 2

Engaged over 200 of our initial 400 target clinics Meaningful presence at major medical congresses Additional Pre-Launch Initiatives Accelerating Physician Engagement INCLUDING VASCULAR ANOMALY CENTERS Hired field-based patient access liaison team leader, with team expansion ongoing Recent third-party payor research confirms likelihood of favorable coverage at orphan pricing ranges Patient Services Team FOR PATIENT ACCESS AND COVERAGE Increased spending in 2026 following pre-NDA meeting to support commercial, marketing, and medical affairs launch preparations ahead of potential FDA approval and launch Strong Balance Sheet TO ACCELERATE COMMERCIAL READINESS 3 4 5

Phase 3 SELVA and Phase 2 studies highly statistically significant and clinically meaningful; real-world studies as supportive evidence 2 Previously granted Breakthrough, Fast Track, and Orphan Designations, and FDA Orphan Drug Grant 505(b)(2) submission: leveraging FDA’s prior findings for rapamycin to streamline review process 1 Seeking broad label and traditional approval (not accelerated) based on clinical endpoints 3 Regulatory Status: NDA Submission On Track for 2H 2026 Rolling NDA Submission Granted; First Module Submitted in June 2026 Completed in-person Pre-NDA Meeting with FDA Rolling NDA Review Granted First NDA Module Submitted

Rare Disease Pipeline Updates

Strong Medical Affairs Presence with Sponsorship and Presentations at Key Medical Congresses

SID – Society for Investigative Dermatology, 1937	May 12, 2026 Chicago, IL	
The Society for Pediatric Dermatology, since 1975	Jul 22-25, 2026 Minneapolis, MN	
PeDRA – Pediatric Dermatology Research Alliance	Oct 15-17, 2026 Alexandria, VA	

Platinum Sponsor at ISSVA World Congress (May 19-22, 2026)



JAMES TREAT, MD

Professor of Clinical Pediatrics and Dermatology, CHOP

LATE-BREAKER PRESENTATION

- **Title:** *QTORIN™ 3.9% Rapamycin Anhydrous Gel: Statistically Significant, Clinically Meaningful Improvement in Microcystic Lymphatic Malformations (Phase 3 SELVA Study) and Cutaneous Venous Malformations (Phase 2 TOIVA Study)*

SCIENTIFIC SYMPOSIUM

ISSVA International Society for the Study of Vascular Anomalies

- **Title:** *Clinical Development in Rare Cutaneous Vascular Disorders: Lessons Learned from SELVA and TOIVA Trials*

BEYOND mLM LOUNGE

Attendees participated in discussions on mLM and signed up to receive educational resources and communications for both themselves and their patients

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palvella THERAPEUTICS

All pre-specified age cohorts in ITT were highly statistically significant New SELVA Data Highlight Benefits of Early Intervention and Chronic Disease Management in Children Aged 6–11 Pre-Treatment On Treatment Day 1 Day 168 mLM-IGA: +3 “Very Much Improved” Age 7, Female Mean: +2.46 (p<0.001) Very Much Improved Very Much Worse Much Improved Minimally Improved No Change Much Worse Minimally Worse 100% of the 6-11 y/o cohort were “Much Improved” (+2) or “Very Much Improved” (+3) All these patients rolled over into Treatment Extension, supporting chronic disease management Dynamic change scale (7-point scale ranging from "Very Much Worse" (-3) to "Very Much Improved" (+3); positive values indicate improvements from baseline)

Run-in Evaluation Period 8 Weeks Prespecified Blinded Independent Review Confirmed Disease Stability During Run-In and Marked Improvement with Treatment Note: To preserve blinding, different raters were used to compare Day -56 vs Day 1 and Day 1 vs Day 168 photographs. 1. Kato M et al., Plast Reconstr Surg Glob Open. 2017 Sep 25;5(9):e1501. Day -56 Day 1 mLM-MCSS: Sum of 3 static severity scales: Height, Leaking/Bleeding, Vesicle Appearance Each scale rated 1 to 5; total score 3-15; Negative values indicate improvements from baseline n=51 enrolled Day 168 Treatment Period 24 Weeks Findings consistent with microcystic LM natural history study from Kato et al.1 which demonstrated no spontaneous regression Pre-Treatment Change: -0.1 Blinded mLM-MCSS Following 24 weeks of QTORIN™ rapamycin: -3.4 (p<0.001) Blinded mLM-MCSS Score: Day 1 (9.9)  Day 168 (6.6) Represents 48% of maximum potential improvement from Day 1

Cutaneous Venous Malformations:
Near-term Phase 3 Pivotal Study Planned

POSITIVE PHASE 2 DATA ANNOUNCED DEC 2025

- **Most common vascular malformation**
- **Significant treater overlap with microcystic lymphatic malformations**
- **New 24-week data presented at ISSVA World Congress May 2026 by Dr. Jim Treat (CHOP)**

- **Clinical development plan:**
  - On track for Phase 3 trial initiation in Q4 2026 following completion of planned EOP2 meeting
  - Breakthrough Therapy resubmission planned following completion of planned EOP2 meeting
    - Plan to include patient interview transcripts, augmented by 24-week efficacy data

> 75k patients
ESTIMATED DIAGNOSED IN THE U.S.



No FDA-approved therapies

Fast Track Designation Granted

Pipeline-in-a-product: sNDA planned

palvella THERAPEUTICS

15

Day 28 Day 56 Day 84 Day 168 (n=14) p-value 0.001 0.001 <0.001 <0.001 New TOIVA Data: Height/Engorgement and Appearance Improvements Continued Through 24 Weeks Demonstrating Deepening of Treatment Effect Over Time Day 28 Day 56 Day 84 Day 168 (n=14) p-value 0.027 0.001 <0.001 <0.001 Note: Mean change and p-values collected on observed data only. cVM-MCSS (cutaneous VM multi-component static scale) Height and Appearance are rated on 5-point scales ranging from 1 to 5; negative values indicate improvements from Day 1 Lesion height/engorgement and appearance are key manifestations of cVM disease burden and clinically meaningful indicators of disease impact

> 50k patients ESTIMATED DIAGNOSED IN THE U.S. Clinically Significant Angiokeratomas: Superficial Lymphatic Malformations FIRST PATIENTS DOSED IN PHASE 2 TRIAL MAY 2026 A type of isolated lymphatic malformation: direct scientific adjacency to microcystic LMs FDA granted Fast Track Designation in Dec 2025 Phase 2 LOTU study is a 12 week, single-arm, baseline-controlled clinical trial evaluating QTORIN™ rapamycin applied topically once daily Plan to enroll up to 15 patients at leading vascular anomaly centers and high-volume dermatology centers in the U.S. Topline results are expected in 2H 2027 Market research (n=50 physicians): 96% would incorporate QTORIN™ rapamycin into their practice No FDA-approved therapies Fast Track Designation Granted Pipeline-in-a-product: sNDA planned

New Articles Emphasize the Unmet Need of Clinically Significant Angiokeratomas

Journal of Paediatrics and Child Health 62, no. 2 (2026): 298–300, https://doi.org/10.1111/jpc.70261.

Fordyce Angiokeratoma: An Unusual Localised Form in Childhood

M. F. Reis, J. Lage, C. Ferreira, B. Henriques, and C. Amaro

- Angiokeratomas proliferate during adolescence
- Present with bleeding, pain, pruritus
- Identifies mTOR inhibition as therapeutic option

Journal of the American Academy of Dermatology 2026 Jul 17:S0190-9622(26)03107-5. https://doi.org/10.1016/j.jaad.2026.07.033

Penile angiokeratomas (PEAKERs) and clitoral angiokeratomas (CLANKERs) are unique variants of genital angiokeratomas

Cohen PR

- Highlights the clinical spectrum of genital angiokeratomas
- Most common symptom is bleeding
- Treatment remains limited to destructive procedures underscoring the need for a non-invasive targeted therapy

Pediatric Dermatology 43, no. 1 (2026): 217–219 https://doi.org/10.1111/pde.70059

A Case of a Solitary Angiokeratoma Circumscriptum of the Lower Leg

C. Chang, C. Pak, M. Braniecki, O. B. Omoleye, and M. Bain

- Angiokeratoma circumscriptum are persistent, pruritic, hyperkeratotic plaques characterized by epidermal acanthosis and hyperkeratosis
- Lesions do not spontaneously resolve, and minor trauma can lead to recurrent bleeding

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palvella THERAPEUTICS

> 50k patients ESTIMATED DIAGNOSED IN THE U.S. Disseminated Superficial Actinic Porokeratosis (DSAP): Chronic, Pre-Cancerous, and Progressive No FDA-approved therapies Current options: Laser, surgery, and off-label topical chemo agents & mevalonate pathway inhibitors QTORIN™ PITAVASTATIN POTENTIAL TO BE FIRST FDA-APPROVED THERAPY AND STANDARD OF CARE First pathogenesis-directed therapy targeting the casual mevalonate pathway Phase 2 initiation on track for 2H 2026 Strong patient interest for planned Phase 2 study; over 70 inbound patient inquiries, including: “Thank you for doing the work you’re doing. Our lives go dark after having this. It mentally and physically takes a toll on a person. Life cannot be enjoyed the way it once was.” “Looking for a breakthrough. This has been devastating.”

Finance & Cash Update

Key strategic priorities accelerating: NDA initiated in 1H 2026 with rolling review Commercial and medical affairs expansion Major QTORIN™ pipeline and platform value drivers $251 million 6/30/26 cash Anticipated full-year 2026 cash expenses of $85 to $95 million U.S. Launch and Rare Disease Pipeline are Well-Funded with $251mm on the Balance Sheet as of 6/30/26 Upsized $230M raise in February from high quality investors

Closing Remarks

What Makes Palvella Stand Apart Repeatably unlocking multi-billion dollar market opportunities in previously untreated orphan diseases First-in-Disease Focus Rare Diseases with Clear Disease Biology Leveraging Existing Human Proof-of-Concept and Safety Data Innovative QTORIN™ Platform: Durable IP Generation Veteran team executing rare disease model designed to reduce time and capital to FDA approval 1 2 3 4

Q&A

Striving to be first for rare disease patients Thank You